Exhibit 99.2


                         FORM 4 JOINT FILER INFORMATION

          (Attachment to Form 4 in accordance with instruction 4(b)(v))

Check this box if no longer subject to Section 16: [ X ]

Name and Address:                          Daniel S. Loeb
                                           360 Madison Ave, 24th floor
                                           New York, NY 10017
Date of Event Requiring Statement:         7/19/04
Issuer and Ticker Symbol:                  Seitel, Inc. [SELA]
Relationship to Issuer:                    10% Owner
Designated Filer:                          Third Point Management Company L.L.C.

TABLE I INFORMATION
Title of Security:                         Common Stock
Transaction Date:                          July 19, 2004
Transaction Code:                          X
Securities Acquired:                       634,661
Price:                                     $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:       5,926,052 (2)
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   (1)

Title of Security:                         Common Stock
Transaction Date:                          July 19, 2004
Transaction Code:                          X
Securities Acquired:                       217,956
Price:                                     $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:       5,926,052 (2)
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   (1)

Title of Security:                         Common Stock
Transaction Date:                          July 19, 2004
Transaction Code:                          X
Securities Acquired:                       183,257
Price:                                     $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:       5,926,052 (2)
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   (1)

Title of Security:                           Common Stock
Transaction Date:                            July 19, 2004
Transaction Code:                            X
Securities Acquired:                         373,529
Price:                                       $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:         5,926,052 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Security:                           Common Stock
Transaction Date:                            July 19, 2004
Transaction Code:                            X
Securities Acquired:                         2,453,513
Price:                                       $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:         5,926,052 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Security:                           Common Stock
Transaction Date:                            July 19, 2004
Transaction Code:                            X
Securities Acquired:                         1,063,087
Price:                                       $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:         5,926,052 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Security:                           Common Stock
Transaction Date:                            July 19, 2004
Transaction Code:                            X
Securities Acquired:                         49
Price:                                       $0.60
Amount of Securities Beneficially Owned
    Following Reported Transactions:         5,926,052 (2)
Ownership Form:                              D


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Nature of Indirect Beneficial Ownership:     N/A


Title of Security:                           Common Stock
Transaction Date:                            July 30, 2004
Transaction Code:                            P
Securities Acquired:                         425,000
Price:                                       $1.08
Amount of Securities Beneficially Owned
    Following Reported Transactions:         6,351,003
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Security:                           Common Stock
Transaction Date:                            August 2, 2004
Transaction Code:                            P
Securities Acquired:                         508,997
Price:                                       $1.08
Amount of Securities Beneficially Owned
    Following Reported Transactions:         6,860,000
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

TABLE II INFORMATION
Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 123,839
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 634,661
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 44,246
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 217,956
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 37,201
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 183,257
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 75,828
Date Exercisable:                            Immediately


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 373,529
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 498,074
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 2,453,513
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)

Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 215,811
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 1,063,087
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.

Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)



Title of Derivative Security:                Warrants to Purchase Common Stock
Exercise Price of Derivative Security:       $0.60
Transaction Date:                            7/19/04
Transaction Code:                            X
Number of Derivative Securities Disposed of: 10
Date Exercisable:                            Immediately
Expiration Date:                             August 2, 2004
Title of Underlying Securities:              Common Stock
Amount of Underlying Shares:                 49
Price of Derivative Security:                $0
Number of Derivative Securities
    Beneficially Owned Following
    Reported Transactions:                   0 (2)
Ownership Form:                              D
Nature of Indirect Beneficial Ownership:     N/A

Signature:                                   /s/ Daniel S. Loeb
                                             ------------------------------
                                             Daniel S. Loeb


**Intentional misstatements or omissions of facts constitute Federal Criminal Violations. See 18 U.S.C. 1001 and 15 U.S.C. 78ff(a).

Note: File three copies of this Form, one of which must be manually signed. If space is insufficient, see Instruction 6 for procedure.